UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-01311
The GAMCO Mathers Fund

(Exact name of registrant as specified in charter)
One Corporate Center
Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)
Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

(Name and address of agent for service)
registrant’s telephone number, including area code: 1-800-422-3554
Date of fiscal year end: December 31
Date of reporting period: December 31, 2009
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.
GAMCO Mathers Fund
Annual Report
December 31, 2009

Henry G. Van der Eb, CFA
To Our Shareholders,
     The Sarbanes-Oxley Act requires a fund’s principal executive and financial officers to certify the entire contents of the semi-annual and annual shareholder reports in a filing with the Securities and Exchange Commission (SEC”) on Form N-CSR. This certification would cover the portfolio manager’s commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.
     Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.
     Enclosed are the audited financial statements including the investment portfolio as of December 31, 2009 with a description of the factors that affected the performance during the past year.
Performance Discussion (Unaudited)
     The GAMCO Mathers Fund (the “Fund”) total return for the year ended December 31, 2009 was (1.05%) versus 26.46% for the S&P 500 Index. At year end, the gross equity exposure was 8.47% (longs plus shorts), comprised of 6.03% long and 2.44% in short positions, with a 3.59% net long exposure (longs minus shorts). The remainder of the portfolio, as has been the case for an extended time period, was invested in short-term U.S. Treasury bills and U.S. Treasury collateralized repurchase agreements. The long and fixed income portfolio segments had positive returns for 2009 and short stocks a one cent net asset value (“NAV”) per share loss. Near zero percent yields on short-term U.S. Treasury bills continue to hinder performance. During the year the Fund held maximum merger arbitrage long positions in the all cash takeovers of Genentech, Nova Chemical, Centennial Communications, and Sun Microsystems by strategic acquirers.
     The Fund’s bearish view on stocks penalized one year performance versus its S&P 500 benchmark but over the long term has rewarded shareholders with low volatility, capital preservation and higher returns for the two, three, five, and ten year periods ended December 31, 2009 as shown in the annual total return table on the following page. The Fund had positive returns for the one, two, three, five and ten year periods ended December 31, 2008 versus the benchmark S&P 500 which had negative total returns for each of these periods. Due to its high cash position, the Fund took substantially less risk and earned higher returns with less volatility during these periods than a fully invested S&P 500 index fund.

Sincerely yours,

February 19, 2010	Bruce N. Alpert Executive Vice President

GROWTH OF $10,000 INVESTMENT IN GAMCO MATHERS FUND (log scale) (unaudited)
Percent Average Annual Total Returns through December 31, 2009* (unaudited)

	1 YR	2 YRS	3 YRS	5 YRS	10 YRS	44 YRS†

GAMCO MATHERS	(1.05)	(0.43)	0.88	1.35	0.03	8.70
Standard & Poor’s 500	26.46	(10.74)	(5.63)	0.42	(0.95)	9.33
The current expense ratio is 2.14%. † From commencement of investment operations on August 19, 1965.

*	Average annual total returns reflect changes in share price and reinvestment of dividends and are net of expenses. Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Please visit www.gabelli.com to obtain performance information as of the most recent month end. The Standard & Poor’s 500 Index is an unmanaged indicator of stock market performance. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains more information about this and other matters and should be read carefully before investing.
To obtain a copy of the Fund’s prospectus, please contact Gabelli Funds at One Corporate Center, Rye, NY 10580, by calling 800-GABELLI (800-422-3554) or visit www.gabelli.com. Distributed by Gabelli & Company, Inc.

GAMCO Mathers Fund
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from July 1, 2009 through December 31, 2009	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The Expense Table below illustrates your Fund’s costs in two ways:
Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.
Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case — because the hypothetical return used is not the Fund’s actual return — the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which would be described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2009.

	Beginning	Ending	Annualized	Expenses
	Account Value	Account Value	Expense	Paid During
	07/01/09	12/31/09	Ratio	Period*

GAMCO Mathers Fund
Actual Fund Return
GAMCO Mathers	$1,000.00	$989.50	2.24%	$11.23
Hypothetical 5% Return
GAMCO Mathers	$1,000.00	$1,013.91	2.24%	$11.37

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Summary of Portfolio Holdings (Unaudited)
The following table presents portfolio holdings as a percent of total net assets as of December 31, 2009:

GAMCO Mathers Fund — Long Positions	Percent

U.S. Treasury Bills	93.5%
Computer Software and Services	5.4%
Repurchase Agreements	0.9%
Health Care	0.4%
Energy and Utilities: Services	0.1%
Food and Beverage	0.1%
Business Services	0.0%
Electronics	0.0%
Telecommunications	0.0%
Other Assets and Liabilities (Net)	2.0%

GAMCO Mathers Fund — Short Positions

Exchange Traded Funds	(2.2)%
Consumer Products	(0.2)%
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, the last of which was filed for the quarter ended September 30, 2009. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Proxy Voting
The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

GAMCO Mathers Fund
Schedule of Investments — December 31, 2009

			Market
Shares		Cost	Value

	COMMON STOCKS — 6.0%
	Business Services — 0.0%
500	MPS Group Inc.†	$6,858	$6,870

	Computer Software and Services — 5.4%
135,000	Sun Microsystems Inc.†	1,242,618	1,264,950

	Electronics — 0.0%
500	California Micro Devices Corp.†	2,357	2,355

	Energy and Utilities: Services — 0.1%
1,000	Weatherford International Ltd.†	17,760	17,910

	Food and Beverage — 0.1%
500	Diedrich Coffee Inc.†	17,407	17,425

	Health Care — 0.4%
500	IMS Health Inc.	10,205	10,530
1,000	Mead Johnson Nutrition Co., Cl. A	44,390	43,700
1,000	Varian Inc.†	51,392	51,540

		105,987	105,770

	Telecommunications — 0.0%
500	3Com Corp.†	3,733	3,750

	TOTAL COMMON STOCKS	1,396,720	1,419,030

Principal
Amount

	SHORT-TERM OBLIGATIONS — 94.4%
	Repurchase Agreements — 0.9%
$223,798	State Street Bank & Trust Co., 0.005%, dated 12/31/2009, due 01/04/10, proceeds at maturity, $223,798 (a)	223,798	223,798

Principal			Market
Amount		Cost	Value

	U.S. Treasury Bills — 93.5%
$21,999,800	U.S. Treasury Bill, 0.000%††, 01/07/10 (b)	$21,999,800	$21,999,800

	TOTAL SHORT-TERM OBLIGATIONS	22,223,598	22,223,598

	TOTAL INVESTMENTS — 100.4%	$23,620,318	23,642,628

	SECURITIES SOLD SHORT —(2.4)% (Proceeds received $577,973)		(575,040)

	Other Assets and Liabilities (Net) — 2.0%		464,007

	NET ASSETS — 100.0%		$23,531,595

Shares		Proceeds

	SECURITIES SOLD SHORT — (2.4)%
	Common Stocks Sold Short — (2.4)%
	Consumer Products — (0.2)%
2,000	Harley-Davidson Inc.	$51,463	$50,400

	Exchange Traded Funds — (2.2)%
2,000	DIAMONDS Trust, Ser. I	208,960	208,100
1,500	iShares Russell 2000 Index	94,066	93,660
2,000	SPDR Trust, Ser. 1	223,484	222,880

		526,510	524,640

	TOTAL SECURITIES SOLD SHORT	$577,973	$575,040

(a)	Collateralized by $230,000 U.S. Treasury Bill, due 07/01/10, market value $229,770.

(b)	At December 31, 2009, $1,500,000 of the principal amount was pledged as collateral for securites sold short.

†	Non-income producing security.

††	Represents annualized yield at date of purchase.
See accompanying notes to financial statements.

GAMCO Mathers Fund
Statement of Assets and Liabilities
December 31, 2009

Assets:
Investments, at value (cost $23,396,520)	$23,418,830
Repurchase agreements at value (cost $223,798)	223,798
Receivable for investments sold	577,973
Receivable for Fund shares sold	7
Dividends receivable	200
Prepaid expenses	19,404

Total Assets	24,240,212

Liabilities:
Securities sold short (proceeds $577,973)	575,040
Payable to custodian	25
Payable to brokers	29,895
Payable for Fund shares redeemed	5,847
Dividends payable on securities sold short	1,456
Payable for investment advisory fees	20,013
Payable for distribution fees	5,003
Payable for legal and audit fees	42,895
Other accrued expenses	28,443

Total Liabilities	708,617

Net Assets applicable to 2,271,591 shares outstanding	$23,531,595

Net Assets Consist of:
Paid-in capital	$36,727,564
Accumulated net realized loss on investments and securities sold short	(13,221,212)
Net unrealized appreciation on investments	22,310
Net unrealized appreciation on securities sold short	2,933

Net Assets	$23,531,595

Net Asset Value, offering, and redemption price per share ($23,531,595 ÷ 2,271,591 shares outstanding, at $0.001 par value; unlimited number of shares authorized)	$10.36

Statement of Operations
For the Year Ended December 31, 2009

Investment Income:
Dividends	$200
Interest	23,105

Total Investment Income	23,305

Expenses:
Investment advisory fees	255,756
Distribution fees	63,939
Trustees’ fees	61,250
Legal and audit fees	47,483
Shareholder communications expenses	36,425
Shareholder services fees	32,907
Registration expenses	25,331
Custodian fees	11,924
Dividend expense on securities sold short	6,534
Interest expense	11
Miscellaneous expenses	20,880

Total Expenses	562,440

Less: Custodian fee credits	(2)

Net Expenses	562,438

Net Investment Loss	(539,133)

Net Realized and Unrealized Gain/(Loss) on Investments and Securities Sold Short:
Net realized gain on investments	284,630
Net realized loss on securities sold short	(24,206)

Net realized gain on investments and loss on securities sold short	260,424

Net change in unrealized appreciation:
on investments	1,709
on securities sold short	2,716

Net change in unrealized appreciation on investments and securities sold short	4,425

Net Realized and Unrealized Gain/(Loss) on Investments and Securities Sold Short	264,849

Net Decrease in Net Assets Resulting from Operations	$(274,284)

See accompanying notes to financial statements.

GAMCO Mathers Fund
Statement of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008
Operations:
Net investment loss	$(539,133)	$(144,476)
Net realized gain on investments and loss on securities sold short	260,424	208,905
Net change in unrealized appreciation/depreciation on investments and securities sold short	4,425	(10,548)

Net Increase/(Decrease) in Net Assets Resulting from Operations	(274,284)	53,881

Distributions to Shareholders:
Net investment income	—	(2,592)

Total Distributions to Shareholders	—	(2,592)

Shares of Beneficial Interest Transactions:
Net increase/(decrease) in net assets from shares of beneficial interest transactions	(3,337,636)	758,424

Redemption Fees	77	563

Net Increase/(Decrease) in Net Assets	(3,611,843)	810,276

Net Assets:
Beginning of period	27,143,438	26,333,162

End of period (including undistributed net investment income of $0 and $0, respectively)	$23,531,595	$27,143,438

See accompanying notes to financial statements.

GAMCO Mathers Fund
Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period:

	Year Ended December 31,
	2009	2008		2007	2006	2005
Operating Performance:
Net asset value, beginning of period	$10.47	$10.45		$10.36	$10.44	$10.49

Net investment income/(loss) (a)	(0.22)	(0.06)		0.24	0.32	0.13
Net realized and unrealized gain/(loss) on investments and securities sold short	0.11	0.08		0.13	(0.02)	—

Total from investment operations	(0.11)	0.02		0.37	0.30	0.13

Distributions to Shareholders:
Net investment income	—	(0.00	)(b)	(0.28)	(0.38)	(0.18)

Total distributions	—	(0.00	)(b)	(0.28)	(0.38)	(0.18)

Redemption Fees	0.00 (b)	0.00	(b)	0.00 (b)	—	0.00 (b)

Net Asset Value, End of Period	$10.36	$10.47		$10.45	$10.36	$10.44

Total return †	(1.05)%	0.20%		3.56%	2.88%	1.23%

Ratios to Average Net Assets and Supplemental Data:
Net assets, end of period (in 000’s)	$23,532	$27,143		$26,333	$31,103	$37,614
Ratio of net investment income/(loss) to average net assets	(2.11)%	(0.55)%		2.25%	2.99%	1.27%
Ratio of operating expenses to average net assets	2.20%	2.13%		2.28%	2.14%	2.14%
Ratio of operating expenses to average net assets excluding the effect of dividends on securities sold short	2.17%	2.13%		2.15%	1.87%	1.85%
Portfolio turnover rate ††	556%	9,150%		226%	121%	149%

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions.

††	Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the year ended December 31, 2005 would have been 184%.

(a)	Per share data is calculated using the average shares outstanding method.

(b)	Amount represents less than $0.005 per share.
See accompanying notes to financial statements.

GAMCO Mathers Fund
Notes to Financial Statements
1. Organization. GAMCO Mathers Fund (the “Fund”), was organized on June 17, 1999 as a Delaware statutory trust. The Fund commenced investment operations on October 1, 1999 as the successor to the Mathers Fund, Inc. (the “Mathers Fund”) which was organized on March 31, 1965 as a Maryland corporation. The Mathers Fund commenced investment operations on August 19, 1965. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary objective is long-term capital appreciation.
2. Significant Accounting Policies. The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The Fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).
Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.
Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

GAMCO Mathers Fund
Notes to Financial Statements (Continued)
The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments by inputs used to value the Fund’s investments as of December 31, 2009 is as follows:

	Investments in	Investments in
	Securities	Securities
	(Market Value)	(Market Value)
Valuation Inputs	Assets	Liabilities
Level 1 — Quoted Prices*	$1,419,030	$(575,040)
Level 2 — Other Significant Observable Inputs*	22,223,598	—

Total	$23,642,628	$(575,040)

*	Portfolio holdings designated in Level 1 and Level 2 are disclosed individually in the Schedule of Investment (“SOI”). Level 2 consists of U.S. Treasury Bills and Repurchase Agreements. Please refer to the SOI for the industry classifications of the portfolio holdings.
There were no Level 3 investments held at December 31, 2009 or December 31, 2008.
Derivative Financial Instruments.
The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.
     Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, which are included in unrealized appreciation/depreciation on investments and futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

GAMCO Mathers Fund
Notes to Financial Statements (Continued)
There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. During the year ended December 31, 2009, the Fund had no investments in futures contracts.
Repurchase Agreements. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. It is the policy of the Fund to always receive and maintain securities as collateral whose market value, including accrued interest, is at least equal to 102% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2009, the Fund had an investment of $223,798 in a repurchase agreement.
Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. Securities sold short at December 31, 2009, are reported in the Schedule of Investments.
Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon as the Fund is informed of the dividend.
Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

GAMCO Mathers Fund
Notes to Financial Statements (Continued)
Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in “interest expense” in the Statement of Operations.
Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the tax treatment of net investment loss and payments in lieu of dividends on short sales. These reclassifications have no impact on the NAV per share of the Fund. For the year ended December 31, 2009, reclassifications were made to decrease accumulated net investment loss by $539,133 and increase accumulated net realized loss on investments and securities sold short by $6,533, with an offsetting adjustment to paid-in capital.
No distributions were made during the year ended December 31, 2009. The tax character of distributions paid during the year ended December 31, 2008 was $2,592 of ordinary income.
Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.
As of December 31, 2009, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(13,221,007)
Net unrealized appreciation on investments	22,105
Net unrealized appreciation on securities sold short	2,933

Total	$(13,195,969)

At December 31, 2009, the Fund had net capital loss carryforwards for federal income tax purposes of $13,221,007, which are available to reduce future required distributions of net capital gains to shareholders. $11,173,447 is available through 2010; $670,200 is available through 2011; $280,466 is available through 2012; and $1,096,894 is available through 2014.
During the year ended December 31, 2009, the Fund utilized capital loss carryforwards of $253,601.

GAMCO Mathers Fund
Notes to Financial Statements (Continued)
At December 31, 2009, the difference between book basis and tax basis unrealized appreciation was primarily due to deferral of losses from wash sales for tax purposes.
The following summarizes the tax cost of investments, proceeds from short sales, and the related unrealized appreciation/depreciation at December 31, 2009:

		Gross	Gross
	Cost/	Unrealized	Unrealized	Net Unrealized
	(Proceeds)	Appreciation	Depreciation	Appreciation
Investments	$23,620,523	$23,003	$(898)	$22,105
Short sales	577,973	2,933	—	2,933

	$24,198,496	$25,936	$(898)	$25,038

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the year ended December 31, 2009, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2009, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2007 through December 31, 2009, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor its tax positions to determine if adjustments to this conclusion are necessary.
3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Trustees of the Fund who are affiliated persons of the Adviser.
The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $5,000 plus $1,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of the Audit Committee and the Lead Trustee each receive an annual fee of $1,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.
4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. For the year ended December 31, 2009, the Fund incurred distribution costs payable to Gabelli & Company, Inc. (“Gabelli & Company”), an affiliate of the Adviser, of $63,939, or 0.25% of its average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

GAMCO Mathers Fund
Notes to Financial Statements (Continued)
5. Portfolio Securities. Purchases and sales of securities for the year ended December 31, 2009, other than short-term securities and U.S. Government obligations, aggregated $10,998,829 and $10,006,464, respectively.
6. Line of Credit. The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at the higher of the sum of the overnight LIBOR plus 100 basis points or the sum of the federal funds rate plus 100 basis points at the time of borrowing. This amount, if any, would be included in “interest expense” in the Statement of Operations. During the year ended December 31, 2009, there were no borrowings under the line of credit.
7. Shares of Beneficial Interest. Transactions in shares of beneficial interest were as follows:

	Year Ended		Year Ended
	December 31, 2009		December 31, 2008
	Shares	Amount	Shares	Amount
Shares sold	170,468	$1,785,112	436,153	$4,578,379
Shares issued upon reinvestment of distributions	—	—	230	2,412
Shares redeemed	(490,862)	(5,122,748)	(363,953)	(3,822,367)

Net increase/(decrease)	(320,394)	$(3,337,636)	72,430	$758,424

The Fund imposes a redemption fee of 2.00% on shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund. The redemption fees retained by the Fund during the years ended December 31, 2009 and December 31, 2008 amounted to $77 and $563, respectively.
The redemption fee does not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of distributions, (ii) the redemption was initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fee at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place.
8. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

GAMCO Mathers Fund
Notes to Financial Statements (Continued)
9. Other Matters. On April 24, 2008, the Adviser entered into an administrative settlement with the SEC to resolve the SEC’s inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. In the settlement, the SEC found that the Adviser had violated Section 206(2) of the Investment Advisers Act, Section 17(d) of the 1940 Act, and Rule 17d-1 thereunder, and had aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor denying the SEC’s findings and allegations, agreed, among other things, to pay the previously reserved total of $16 million (including a $5 million penalty), of which at least $11 million will be distributed to shareholders of the Global Growth Fund in accordance with a plan developed by an independent distribution consultant and approved by the independent directors of the Global Growth Fund and the staff of the SEC, and to cease and desist from future violations of the above referenced federal securities laws. The settlement will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO fund complex including the Fund. The officer denies the allegations and is continuing in his positions with the Adviser and the funds. The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Fund or the Adviser or its ability to fulfill its obligations under the Advisory Agreement.
10. Subsequent Events. Management has evaluated the impact on the Fund of events occurring subsequent to December 31, 2009 through February 25, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

GAMCO Mathers Fund
Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of
GAMCO Mathers Fund
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of GAMCO Mathers Fund (the “Fund”), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the Fund’s custodian. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of GAMCO Mathers Fund at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
February 25, 2010

GAMCO Mathers Fund
Board Consideration and Re-Approval of Management Agreement (Unaudited)
At its meeting on August 19, 2009, the Board of Trustees (“Board”) of the Fund approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the trustees who are not “interested persons” (the “independent trustees”) of the Fund. The following paragraphs summarize the material information and factors considered by the independent trustees as well as their conclusions relative to such factors.
1) The nature, extent, and quality of services provided by the Adviser.
The Board reviewed in detail the nature and extent of the services provided by the Adviser under the Agreement and the quality of those services over the past year. The Board noted that these services included managing the investment program of the Fund, including the purchase and sale of portfolio securities, as well as the provision of general corporate services. The Board considered that the Adviser also provided, at its expense, office facilities for use by the Fund and supervisory personnel responsible for supervising the performance of administrative, accounting, and related services, including, for the Fund, net asset value determinations, yield calculations, and monitoring to assure compliance with stated investment policies and restrictions under the 1940 Act and related securities regulations. The Board noted that, in addition to managing the investment program for the Fund, the Adviser provided certain non-advisory and compliance services, including services under the Fund’s Rule 38a-1 compliance program.
The Board also considered that the Adviser paid for all compensation of officers and Board Members of the Fund that were affiliated with the Adviser and that the Adviser further provided a substantial level of services to shareholders of the Fund who had invested through various programs offered by third party financial intermediaries (“Participating Organizations”). The Board evaluated these factors based on its direct experience with the Adviser and in consultation with Fund Counsel. The Board noted that the Adviser had engaged, at its expense, PNC to assist it in performing certain of its administrative functions. The Board concluded that the nature and extent of the services provided was reasonable and appropriate in relation to the advisory fee, that the level of service provided by the Adviser, either directly or through PNC Inc., had not diminished over the past year and that the quality of service continued to be high.
The Board reviewed the personnel responsible for providing services to the Fund and concluded, based on their experience and interaction with the Adviser, that (i) the Adviser was able to retain quality personnel, (ii) the Adviser and its agents exhibited a high level of diligence and attention to detail in carrying out their advisory and administrative responsibilities under the Agreement, (iii) the Adviser was responsive to requests of the Board, (iv) the scope and depth of the Adviser’s resources was adequate, and (v) the Adviser had kept the Board apprised of developments relating to the Fund and the industry in general. The Board also focused on the Adviser’s reputation and long-standing relationship with the Fund. The Board also believed that the Adviser had devoted substantial resources and made substantial commitments to address new regulatory compliance requirements applicable to the Fund.

GAMCO Mathers Fund
Board Consideration and Re-Approval of Management Agreement (Unaudited) (Continued)
2) The performance of the Fund, the Adviser.
The Board reviewed the investment performance of the Fund, on an absolute basis, as compared with its Lipper peer group, and against its broad based securities market benchmark as reflected in the Fund’s prospectus and annual report. The Board also considered rankings and ratings of the Fund issued by Lipper over the short, intermediate, and long-term. The Board considered the Fund’s one, three, five, and ten year average total return for the periods ended June 30, 2009, but placed greater emphasis on the Fund’s longer term performance. The peer groups considered by the Board were developed by Lipper and were comprised of funds of comparable size within the same Lipper peer group category (the “Peer Group”). The Fund’s performance against the performance Peer Group (the “Performance Peer Group”) was considered by the Board as providing an objective comparative benchmark against which the performance could be assessed. In general, the Board considered these comparisons helpful in their assessment as to whether the Adviser was obtaining for the Fund’s shareholders the total return performance that was available in the marketplace, given the Fund’s objectives, strategy, limitations, and restrictions. In reviewing the Fund’s performance, the Board noted that the Fund’s performance was above the median for the one year and three year periods and below the median for the five year and ten year periods. The Board concluded that the Fund’s performance was reasonable in comparison to that of the Performance Peer Group category.
The Board also considered an analysis prepared by the portfolio manager comparing the Fund’s relatively lower net asset value volatility (based on annual total return standard deviations) with other actively managed “bear” funds and the S&P 500 Index. This analysis showed that the Fund’s returns were similar to this peer group but with lower annual volatility (due to the Fund’s relatively high cash position). The Board also considered the Adviser’s comment that the lower volatility reflected lower portfolio risk.
In connection with its assessment of the performance of the Adviser, the Board considered the Adviser’s financial condition and whether it had the resources necessary to continue to carry out its functions under the Agreement. The Board concluded that the Adviser had the financial resources necessary to continue to perform its obligations under the Agreement and to continue to provide the high quality services that it has provided to the Fund to date.
3) The cost of the advisory services and the profits to the Adviser and its affiliates from the relationship with the Fund.
In connection with the Board’s consideration of the cost of the advisory services and the profits to the Adviser and its affiliates from the relationship with the Fund, the Board considered a number of factors. First, the Board compared the level of the advisory fee for the Fund against comparative Lipper expense peer groups (“Expense Peer Group”). The Board also considered comparative non-management fee expenses and comparative total fund expenses of the Fund and the Expense Peer Group. The Board considered this information as useful in assessing whether the Adviser was providing services at a cost that was competitive with other similar funds. The Board noted that the Fund’s advisory fee and expense ratio were higher than average compared to those of the Expense Peer Group for the Fund.

GAMCO Mathers Fund
Board Consideration and Re-Approval of Management Agreement (Unaudited) (Continued)
The Board also reviewed the fees charged by the Adviser to provide similar advisory services to other registered investment companies or accounts with similar investment objectives, noting that in some cases the fees charged by the Adviser were the same, and in other cases lower, than the fees charged to the Fund.
The Board also considered an analysis prepared by the Adviser of the estimated profitability to the Adviser of its relationship with the Fund and reviewed with the Adviser its cost allocation methodology in connection with its profitability. In this regard, the Board reviewed Pro-forma Income Statements of the Adviser for the year ended December 31, 2008. The Board considered one analysis for the Adviser as a whole, and a second analysis for the Adviser with respect to the Fund. With respect to the Fund analysis, the Board received an analysis based on the Fund’s average net assets during the period as well as a pro-forma analysis of profitability at higher and lower asset levels. The Board concluded that the profitability of the Fund to the Adviser under either analysis was not excessive.
4) The extent to which economies of scale will be realized as the Fund grows and whether fee levels reflect those economies of scale.
With respect to the Board’s consideration of economies of scale, the Board discussed whether economies of scale would be realized by the Fund at higher asset levels. The Board also reviewed data from the Expense Peer Group to assess whether the Expense Peer Group funds had advisory fee breakpoints and, if so, at what asset levels. The Board also assessed whether certain of the Adviser’s costs would increase if asset levels rise. In the event there were to be significant asset growth in the Fund, the Board determined to reassess whether the advisory fee appropriately took into account any economies of scale that had been realized as a result of that growth.
5) Other factors.
In addition to the above factors, the Board also discussed other benefits received by the Adviser from their management of the Fund. The Board considered that the Adviser did not use soft dollars in connection with its management of the Fund.
Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was fair and reasonable with respect to the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of the Fund’s advisory agreement. The Board based its decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling.

GAMCO Mathers Fund
Additional Fund Information (Unaudited)
The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to GAMCO Mathers Fund at One Corporate Center, Rye, NY 10580-1422.

	Term of	Number of
Name, Position(s)	Office and	Funds in Fund
Address[1]	Length of	Complex Overseen	Principal Occupation(s)	Other Directorships
and Age	Time Served[2]	by Trustee	During Past Five Years	Held by Trustee[5]
INTERESTED TRUSTEES:[3]
Mario J. Gabelli, CFA Trustee and Chairman Age: 67	Since 1999	26	Chairman and Chief Executive Officer of GAMCO Investors, Inc. and Chief Investment Officer — Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds complex; Chairman and Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications)

Henry G. Van der Eb, CFA[4] Trustee, President and Chief Executive Officer Age: 64	Since 1976	2	Senior Vice President of GAMCO Investors, Inc. since August 2004; President and CEO of GAMCO Mathers Fund since 1999; Senior Vice President and Portfolio Manager of Gabelli Funds, LLC and GAMCO Asset Management Inc. since 1999	—

INDEPENDENT TRUSTEES[6]:

M. Bruce Adelberg Trustee Age: 73	Since 2009	2	Consultant, MBA Research Group since November 1995	—

E. Val Cerutti Trustee Age: 70	Since 2001	7	Chief Executive Officer of Cerutti Consultants, Inc.	Director of The LGL Group, Inc. (diversified manufacturing)

Anthony S. Colavita Trustee Age: 48	Since 2009	2	Attorney Anthony S. Colavita, P.C.	—

Vincent D. Enright Trustee Age: 66	Since 1999	16	Former Senior Vice President and Chief Financial Officer of KeySpan Corporation (public utility)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics)

Anthony R. Pustorino Trustee Age: 84	Since 1999	13	Certified Public Accountant; Professor Emeritus, Pace University	Director of The LGL Group, Inc. (diversified manufacturing)

Werner J. Roeder, MD Trustee Age: 69	Since 1999	22	Medical Director of Lawrence Hospital and practicing private physician	—

Anthonie C. van Ekris Trustee Age: 75	Since 1999	20	Chairman of BALMAC International, Inc. (commodities and futures trading)	—

GAMCO Mathers Fund
Additional Fund Information (Continued) (Unaudited)

Term of
Name, Position(s)	Office and
Address[1]	Length of	Principal Occupation(s)
and Age	Time Served[2]	During Past Five Years
OFFICERS:
Bruce N. Alpert Executive Vice President and Secretary Age: 58	Since 1999
Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988 and an officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex. Director and President of Teton Advisors, Inc. 1998 through 2008; Chairman of Teton Advisors, Inc. since 2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Edith L. Cook[4] Vice President Age: 68	Since 1984	Vice President of GAMCO Mathers Fund since 1999

Heidi M. Koontz[4] Vice President Age: 41	Since 1995	Vice President of GAMCO Mathers Fund since 1999

Agnes Mullady Treasurer Age: 51	Since 2006
Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex; Senior Vice President of U.S. Trust Company, N.A. and Treasurer and Chief Financial Officer of Excelsior Funds from 2004 through 2005

Anne E. Morrissy, CFA[4] Executive Vice President Age: 47	Since 1987	Executive Vice President of GAMCO Mathers Fund and Vice President of GAMCO Investors, Inc. since 1999

Peter D. Goldstein Chief Compliance Officer Age: 56	Since 2004	Director of Regulatory Affairs at GAMCO Investors, Inc. since 2004; Chief Compliance Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

[2]	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Fund’s By-Laws and Declaration of Trust. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]	“Interested person” of the Fund as defined in the 1940 Act. Messrs. Gabelli and Van der Eb are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.

[4]	Address: 2801 Lakeside Drive, Suite 201, Bannockburn, IL 60015.

[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e. public companies) or other investment companies registered under the 1940 Act.

[6]	Trustees who are not interested persons are considered “Independent” Trustees.

Gabelli/GAMCO Funds and Your Personal Privacy
Who are we?
The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC or Teton Advisors, Inc., which are affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients. Teton Advisors, Inc. is a publicly held company that provides investment advisory services to the GAMCO Westwood Funds.
What kind of non-public information do we collect about you if you become a shareholder?
If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:
•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•	Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services—like a transfer agent—we will also have information about the transactions that you conduct through them.
What information do we disclose and to whom do we disclose it?
We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.
What do we do to protect your personal information?
We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

GABELLI FAMILY OF FUNDS

VALUE
Gabelli Asset Fund
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund’s primary objective is growth of capital. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
Gabelli Blue Chip Value Fund
Seeks long term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The fund’s objective is to identify a catalyst or sequence of events that will return the company to a higher value. (Multiclass)
Portfolio Manager: Barbara Marcin, CFA
GAMCO Westwood Equity Fund
Seeks to invest primarily in the common stock of well seasoned companies that have recently reported positive earnings surprises and are trading below Westwood’s proprietary growth rate estimates. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Susan M. Byrne
FOCUSED VALUE
Gabelli Value Fund
Seeks to invest in securities of companies believed to be undervalued. The Fund’s primary objective is long- term capital appreciation. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
SMALL CAP VALUE
Gabelli Small Cap Fund
Seeks to invest primarily in common stock of smaller companies (market capitalizations at the time of investment of $2 billion or less) believed to have rapid revenue and earnings growth potential. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
GAMCO Westwood SmallCap Equity Fund
Seeks to invest primarily in smaller capitalization equity securities — market caps of $2.5 billion or less. The Fund’s primary objective is long-term capital appreciation. (Multiclass)
Portfolio Manager: Nicholas F. Galluccio
Gabelli Woodland Small Cap Value Fund
Seeks to invest primarily in the common stocks of smaller companies (market capitalizations generally less than $3.0 billion) believed to be undervalued with shareholder oriented management teams that are employing strategies to grow the company’s value. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Elizabeth M. Lilly, CFA
GROWTH
GAMCO Growth Fund
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Howard F. Ward, CFA
GAMCO International Growth Fund
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (Multiclass)
Portfolio Manager: Caesar Bryan
AGGRESSIVE GROWTH
GAMCO Global Growth Fund
Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world’s marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund’s primary objective is capital appreciation. (Multiclass)
Team Managed
MICRO-CAP
GAMCO Westwood Mighty MitesSM Fund
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund’s primary objective is long-term capital appreciation. (Multiclass)
Team Managed
EQUITY INCOME
Gabelli Equity Income Fund
Seeks to invest primarily in equity securities with above average market yields. The Fund pays monthly dividends and seeks a high level of total return with an emphasis on income. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
GAMCOWestwood Balanced Fund
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund’s primary objective is both capital appreciation and current income. (Multiclass)
Co-Portfolio Managers: Susan M. Byrne
Mark Freeman, CFA
GAMCO Westwood Income Fund
Seeks to provide a high level of current income as well as long-term capital appreciation by investing in income producing equity and fixed income securities. (Multiclass)
Portfolio Manager: Barbara Marcin, CFA
SPECIALTY EQUITY
GAMCO Global Convertible Securities Fund
Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund’s primary objective is total return through a combination of current income and capital appreciation. (Multiclass)
Team Managed
GAMCO Global Opportunity Fund
Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund’s primary objective is capital appreciation. (Multiclass)
Team Managed
Gabelli SRI Green Fund
Seeks to invest in common and preferred stocks meeting guidelines for social responsibility (avoiding defense contractors and manufacturers of alcohol, abortifacients, gaming, and tobacco products) and sustainability (companies engaged in climate change, energy security and independence, natural resource shortages,organic living,and urbanization). The Fund’s primary objective is capital appreciation. (Multiclass)
Co-Portfolio Managers: Christopher C. Desmarais
John M. Segrich, CFA
SECTOR
GAMCO Global Telecommunications Fund
Seeks to invest in telecommunications companies throughout the world — targeting undervalued companies with strong earnings and cash flow dynamics. The Fund’s primary objective is capital appreciation. (Multiclass)
Team Managed
GAMCO Gold Fund
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund’s objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of worldwide economic, financial, and political factors. (Multiclass)
Portfolio Manager: Caesar Bryan
Gabelli Utilities Fund
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (Multiclass)
Team Managed
MERGER AND ARBITRAGE
Gabelli ABC Fund
Seeks to invest in securities with attractive oppor— tunities for appreciation or investment income. The Fund’s primary objective is total return in various market conditions without excessive risk of capital loss. (No-load)
Portfolio Manager: Mario J. Gabelli, CFA
Gabelli Enterprise Mergers and Acquisitions Fund
Seeks to invest in securities believed to be likely acquisition targets within 12—18 months or in arbitrage transactions of publicly announced mergers or other corporate reorganizations. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
CONTRARIAN
GAMCO Mathers Fund
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (No-load)
Portfolio Manager: Henry Van der Eb, CFA
Comstock Capital Value Fund
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective. (Multiclass)
Portfolio Manager: Martin Weiner, CFA
FIXED INCOME
GAMCO Westwood Intermediate Bond Fund
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund’s primary objective is total return. (Multiclass)
Portfolio Manager: Mark Freeman, CFA
CASH MANAGEMENT-MONEY MARKET Gabelli U.S. Treasury Money Market Fund
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund’s primary objective is to provide high current income consistent with the preservation of principal and liquidity. (No-load)
Co-Portfolio Managers: Judith A. Raneri

Ronald S. Eaker
An investment in the above Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
The Funds may invest in foreign securities which involve risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks.

To receive a prospectus, call 800-GABELLI (422-3554). Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains more information about this and other matters and should be read carefully before investing.

GAMCO Mathers Fund
One Corporate
Center Rye, New York 10580-1422
800-GABELLI
800-422-3554
fax: 914-921-5118
website: www.gabelli.com
e-mail: info@gabelli.com
Net Asset Value per share available daily by calling
800-GABELLI after 7:00 P.M.
Board of Trustees

Mario J. Gabelli, CFA	Anthony R. Pustorino
Chairman and Chief	Certified Public Accountant,
Executive Officer	Professor Emeritus
GAMCO Investors, Inc.	Pace University

M. Bruce Adelberg	Werner J. Roeder, MD
Consultant	Medical Director
MBA Research Group	Lawrence Hospital

E. Val Cerutti	Henry G. Van der Eb, CFA
Chief Executive Officer	President and Chief
Cerutti Consultants, Inc.	Executive Officer
GAMCO Mathers Fund

Anthony S. Colavita
Attorney	Anthonie C. van Ekris
Anthony S. Colavita, P.C.	Chairman
BALMAC International, Inc.

Vincent D. Enright
Former Senior Vice President
and Chief Financial Officer
KeySpan Corp.
Officers and Portfolio Manager

Henry G. Van der Eb, CFA	Anne E. Morrissy, CFA
President and	Executive Vice President
Portfolio Manager

Heidi M. Koontz
Bruce N. Alpert	Vice President
Executive Vice President
and Secretary	Edith L. Cook
Vice President

Agnes Mullady
Treasurer	Peter D. Goldstein
Chief Compliance Officer
Distributor
Gabelli & Company, Inc.
Custodian, Transfer Agent, and Dividend Agent
State Street Bank and Trust Company
Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
This report is submitted for the general information of the shareholders of The GAMCO Mathers Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
GAB1726Q409SR
GAMCO
GAMCO
Mathers
Fund
ANNUAL REPORT
DECEMBER 31, 2009

Item 2. Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
Item 3. Audit Committee Financial Expert.
As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Anthony R. Pustorino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Audit Fees
(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $30,700 for 2008 and $29,200 for 2009.
Audit-Related Fees
(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0for 2008 and $0 for 2009.

Tax Fees
(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,300 for 2008 and $4,300 for 2009. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.
All Other Fees
(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2008 and $0 for 2009.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b) N/A
(c) 100%
(d) N/A
(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $4,300 for 2008 and $4,300 for 2009.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants.
Not applicable.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	The GAMCO Mathers Fund

By (Signature and Title)*	/s/ Henry G. Van der Eb
Henry G. Van der Eb, Chief Executive Officer
Date 3/5/10
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Henry G. Van der Eb Henry G. Van der Eb, Chief Executive Officer
Date 3/5/10

By (Signature and Title)*	/s/ Agnes Mullady Agnes Mullady, Principal Financial Officer and Treasurer
Date 3/5/10

*	Print the name and title of each signing officer under his or her signature.